                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the  Registrant[X]
Filed by a Party other than the Registrant[ ]
Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                            FOUNDATION BANCORP, INC.
    -------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

         1)      Title of each class of securities to which transaction applies:
                 ---------------------------------------------------------------
         2)      Aggregate number of securities to which transaction applies:
                 ---------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                 ---------------------------------------------------------------
         4)      Proposed maximum aggregate value of transaction:
                 ---------------------------------------------------------------
         5)      Total fee paid:
                 ---------------------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  --------------------------------------
         2)       Form, Schedule or Registration Statement No.:
                  --------------------------------------
         3)       Filing Party:
                  --------------------------------------
         4)       Date Filed:
                  --------------------------------------

                            FOUNDATION BANCORP, INC.
                                25 GARFIELD PLACE
                             CINCINNATI, OHIO 45202
                                 (513) 721-0120

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         Notice is hereby given that the 1999 Annual Meeting of Shareholders of Foundation Bancorp, Inc. (the "Company") will be held at The Cincinnati Club Building, 30 Garfield Place, Cincinnati, Ohio, 45202, on October 19, 1999, at 1:00 p.m., local time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

                    1. To elect four directors of the Company for terms expiring in 2001;

                    2. To ratify the selection of Clark, Schaefer, Hackett & Co.
                       as the auditors of the Company for the current fiscal year; and

                    3. To transact such other business as may properly come
                       before the Annual Meeting or any adjournments thereof.

         Only shareholders of the Company of record at the close of business on August 31, 1999, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.


                                              By Order of the Board of Directors




Cincinnati, Ohio                              Laird L. Lazelle
September 7, 1999

                            FOUNDATION BANCORP, INC.
                                25 GARFIELD PLACE
                             CINCINNATI, OHIO 45202
                                 (513) 721-0120

                                 PROXY STATEMENT

                                     PROXIES

         The enclosed proxy (the "Proxy") is being solicited by the Board of Directors of Foundation Bancorp, Inc. (the "Company") for use at the 1999 Annual Meeting of Shareholders of the Company to be held at The Cincinnati Club Building, 30 Garfield Place, Cincinnati, Ohio 45202, on October 19, 1999, at 1:00 p.m., local time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by executing a later dated proxy which is received by the Company before the Proxy is exercised or by giving notice of revocation to the Company in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke the Proxy.

         Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

                  FOR the reelection of Mardelle Dickhaut, Laird L. Lazelle, Robert E. Levitch and Michael S. Schwartz as directors of the Company for terms expiring in 2001; and

                  FOR the ratification of the selection of Clark, Schaefer, Hackett & Co. ("Clark, Schaefer") as the auditors of the Company for the current fiscal year.

         The Proxies may be solicited by the directors, officers and other employees of the Company and Foundation Savings Bank ("Foundation"), in person or by telephone, telegraph or mail only for use at the Annual Meeting. The Proxy will not be used for any other meeting. The cost of soliciting the Proxies will be borne by the Company.

         Only shareholders of record as of the close of business on August 31, 1999 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. The Company's records disclose that, as of the Voting Record Date, there were 462,875 votes entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to shareholders of the Company on or about September 20, 1999.

                                  VOTE REQUIRED

ELECTION OF DIRECTORS

         Under Ohio law and the Company's Code of Regulations, the four nominees receiving the greatest number of votes will be elected as directors. Shares held by a nominee for a beneficial owner which are represented in person or by proxy but not voted with respect to the election of directors and shares as to which the authority to vote is withheld are not counted toward the election of directors or toward the election of the individual nominees specified on the Proxy.

RATIFICATION OF SELECTION OF AUDITORS

         The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Clark, Schaefer as the auditors of the Company for the current fiscal year. The effect of an abstention is, therefore, the same as a "no" vote. If the accompanying Proxy is signed and dated by the shareholder but no vote or instruction to abstain is specified thereon, however, the shares represented by the Proxy will be voted FOR the ratification of the selection of Clark, Schaefer as the auditors of the Company for the current fiscal year.


              VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the only persons known to the Company to own beneficially more than five percent of the outstanding common shares of the Company as of August 31, 1999:

                                                       Amount and Nature of                        Percent of
Name and Address                                       Beneficial Ownership                    Shares Outstanding
----------------                                  -------------------------------              ------------------

Foundation Bancorp, Inc.
  Employee Stock Ownership Plan
1201 Broadway                                               37,030 (1)                                8.00%
Quincy, Illinois 62301

Laird L. Lazelle
25 Garfield Place                                           36,978 (2)                                7.85%
Cincinnati, Ohio 45202

---------------------------

  (1) Consists of the shares held by First Bankers Trust Company, N.A., as the Trustee for the Foundation Bancorp, Inc. Employee Stock Ownership Plan (the "ESOP"). The Trustee has voting power over shares that have not been allocated to an ESOP participant and shares that have been allocated to an ESOP participant but as to which no voting instructions are given by the recipient. The Trustee has limited shared investment power over all ESOP shares.

  (2) Includes 5,511 common shares allocated to Mr. Lazelle's ESOP account, with respect to which Mr. Lazelle has voting power; 8,000 shares that may be acquired upon the exercise of an option; and 11,517 shares owned by Mr. Lazelle's spouse.

         The following table sets forth certain information with respect to the number of common shares of the Company beneficially owned by each director and by all directors and executive officers of the Company as a group as of August 31, 1999:


                                               Amount and Nature of                  Percent of
Name and Address (1)                           Beneficial Ownership(2)           Shares Outstanding
--------------------                           ---------------------             ------------------

Mardelle Dickhaut                                       6,887 (3)                      1.48%
Ruth C. Emden                                           7,407 (3)                      1.59
Laird L. Lazelle                                       36,978 (4)                      7.85
Robert E. Levitch                                       2,432 (3)                      0.52
Michael S. Schwartz                                    18,978 (5)                      4.08
Paul L. Silverglade                                    11,157 (3)                      2.40
Ivan J. Silverman                                      13,998 (6)                      3.01
All directors and executive officers of
    the Company as a group (8 people)                 110,945 (7)                     22.83%

----------------------------

(1) Each of the persons listed in this table may be contacted at the address of the Company.

(2) All shares are owned directly with sole voting and investment power unless otherwise indicated by footnote.

(3) Includes 2,314 shares that may be acquired upon the exercise of an option.

(4) Includes 5,511 common shares allocated to Mr. Lazelle's ESOP account, with respect to which Mr. Lazelle has voting power; 8,000 shares that may be acquired upon the exercise of an option; and 11,517 shares owned by Mr. Lazelle's spouse.

(5) Includes 5,000 shares held by Mr. Schwartz as trustee, with respect to which Mr. Schwartz shares voting power, and 2,314 shares that may be acquired upon the exercise of an option.

(6) Includes 6,571 shares owned by Mr. Silverman's spouse, with respect to which Mr. Silverman disclaims beneficial ownership, and 2,314 shares that may be acquired upon the exercise of an option.

(7) Includes, in the aggregate, 28,788 shares that may be acquired upon the exercise of options and 23,088 shares with respect to which voting and investment power is shared.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

ELECTION OF DIRECTORS

         The Company's Code of Regulations provide for a Board of Directors consisting of seven persons. In accordance with Section 2.03 of the Regulations, nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors. A nomination by a shareholder with respect to the election of directors at an annual meeting of shareholders must be submitted in writing to the Secretary of the Company and received by the Secretary not later than the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. A nomination by a shareholder with respect to the election of directors at a special meeting of shareholders must be submitted in writing and received by the Secretary of the Company not later than the close of business on the seventh day following the day on which notice of such special meeting was mailed to shareholders. Each written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of the Company owned either beneficially or of record by the nominee and the length of time such shares have been so owned.

         The Board of Directors proposes the reelection at the Annual Meeting of the following persons to terms which will expire in 2001:

                                                                                Director of           Director of
                                                                                the Company           Foundation
Name                            Age (1)     Position(s) Held                      Since (2)              Since
----                            -------     ----------------                     ---------             ---------

Mardelle Dickhaut                  66       Director                                1996                 1989
Laird L. Lazelle                   60       Director, President and Chief           1996                 1994
                                            Executive Officer
Robert E. Levitch                  65       Director                                1996                 1964
Michael S. Schwartz                55       Director                                1996                 1967

-----------------------------

(1)      As of September 1, 1999.

(2) Each director became a director of the Company in connection with the conversion of Foundation from mutual to stock form (the "Conversion") and the formation of the Company as the holding company for Foundation.


         If any nominee is unable to stand for election, any Proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

         The following directors will continue to serve after the Annual Meeting for the terms indicated:

                                                                       Director of      Director of
                                                                       the Company       Foundation
Name                          Age (1)   Positions Held                  Since (2)            Since        Term Expires
----                          -------   --------------                  ---------       -------------      ------------

Ruth C. Emden                   72      Director                           1996             1994              2000
Paul L. Silverglade             74      Director                           1996             1988              2000
Ivan J. Silverman               58      Director                           1996             1992              2000

-----------------------------

(1) As of September 1, 1999.

(2) Each director became a director of the Company in connection with the Conversion.


         MARDELLE DICKHAUT has served as the Secretary of Foundation since 1979 and as a director since 1989. Mrs. Dickhaut was employed at Foundation for 23 years prior to her retirement in 1995.

         LAIRD L. LAZELLE is the President and the Chief Executive Officer of both the Company and Foundation and is the designated Managing Officer of Foundation. Mr. Lazelle served as the President and the Chief Executive Officer of The TriState Bancorp from February 1988 until joining Foundation in January 1994.

         ROBERT E. LEVITCH has served as a director of Foundation since 1964. Mr. Levitch has been a corrections officer with the Hamilton County Sheriff's Department since 1980.

         MICHAEL S. SCHWARTZ has been an attorney at law practicing in Cincinnati, Ohio, since 1971 and has been the President of a title insurance agency since 1996. Mr. Schwartz is legal counsel to Foundation and also provides title services for some loans made by Foundation. Mr. Schwartz has served as a director of Foundation since 1967 and succeeded his father as the Chairman of the Board in 1993.

         RUTH C. EMDEN has served as a director of Foundation since 1994. Mrs. Emden is the widow of Narvin I. Emden, who served Foundation as the President, the Managing Officer and a director for over 46 years. Mrs. Emden is active in community service.

         PAUL L. SILVERGLADE retired as the Corporate Office Personnel Director for Federated Department Stores in 1981, after serving for 33 years. Mr. Silverglade has been a director of Foundation since 1988 and serves as the Chairman of the Compensation Committee.

         IVAN J. SILVERMAN is an Investment Consultant and Vice President with Gradison McDonald Investments, a Division of McDonald Investments, Inc., a Key Corp Company. Mr. Silverman is a former Mayor of the City of Montgomery. Mr. Silverman has served as a director of Foundation since 1992 and serves as the Chairman of the Audit Committee.

MEETINGS OF DIRECTORS

         The Board of Directors of the Company met seven times for regularly scheduled and special meetings during the fiscal year ended June 30, 1999.

COMMITTEES OF DIRECTORS

         The Board of Directors of the Company has an Audit Committee. The Company has no Compensation Committee and the entire Board of Directors serves as a Nominating Committee.

         The Board of Directors of Foundation has an Audit Committee and a Compensation Committee.

         The Audit Committee of both the Company and Foundation is comprised of Mr. Silverman, who serves as chairman of the Audit Committee, Ms. Dickhaut and Mr. Silverglade. The Audit Committee reviews and monitors the process of auditing the Company and Foundation. The final audit is presented to the full Board of Directors by the auditors. The Audit Committee met once during the fiscal year ended June 30, 1999.

         Mr. Silverglade serves as the Chairman of the Compensation Committee. Mr. Schwartz and Mr. Silverman also serve on the Compensation Committee. The function of the Compensation Committee is to determine compensation for Foundation's employees and to make recommendations to the Board of Directors regarding employee benefits and related matters. The Compensation Committee met once during the fiscal year ended June 30, 1999.


                               EXECUTIVE OFFICERS

         Mr. Lazelle is the President and Chief Executive Officer of the Company. Dianne K. Rabe serves as Secretary and Treasurer of the Company. Mrs. Rabe, a Certified Public Accountant, is Vice President and Chief Operating Officer of Foundation. Mrs. Rabe came to Foundation in 1992 from another thrift institution located in Cincinnati, Ohio.


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid by Foundation to Laird L. Lazelle, the President and Chief Executive Officer of the Company and Foundation, for the last three fiscal years. No executive officer of the Company earned salary and bonus in excess of $100,000 during fiscal 1999.

                                          Summary Compensation Table
                                          --------------------------
                                 ---------------------------------------------------------------------------------------------
                                   Annual Compensation (1)            Long-Term Compensation                  All Other
-------------------------------------------------------------------------------------------------------     Compensation
                                                                              Awards
                                                            -------------------------------------------
Name and Principal        Year    Salary ($)    Bonus ($)    Restricted Stock   Securities Underlying
Position                                                          Awards            Options/SARS
                                                                    ($)                  (#)
------------------------------------------------------------------------------------------------------------------------------

Laird L. Lazelle           1999     $85,000     $15,000           $56,250 (2)         11,500                  $24,620 (3)
  President and Chief      1998      85,000      15,000                -0-                -0-                  27,770 (3)
  Executive Officer        1997      80,000      15,000                -0-                -0-                  24,998 (4)
------------------------------------------------------------------------------------------------------------------------------

(1) Does not include amounts attributable to other miscellaneous benefits, the cost of which was less than 10% of Mr. Lazelle's cash compensation.

(2) On January 25, 1999, Mr. Lazelle was awarded 4,500 common shares pursuant to the RRP. The award will be earned and non-forfeitable at the rate of one-tenth per year, with the first tenth earned on July 1, 1999, and the remainder earned on July 1 of the next nine years, assuming continued employment with, or service on the Board of Directors of, the Company or Foundation. On January 25, 1999, the market price of the shares awarded to Mr. Lazelle, determined by reference to the National Quotation Bureau, was $12.50 per share, and the aggregate market value of such shares was $56,250. At June 30, 1999, the market price of a Company share was $13.625, the National Quotation Bureau, and the aggregate market value of the shares awarded to Mr. Lazelle was $61,313. In addition, dividends and other distributions on such shares and earnings thereon will be distributed to Mr. Lazelle according to the vesting schedule.

(3) Consists of the value of the allocation to Mr. Lazelle's account pursuant to the ESOP.

(4) Consists of director's fees of $1,500 and the $23,498 value of the allocation to Mr. Lazelle's account pursuant to the ESOP.


DIRECTOR COMPENSATION

         Each Foundation director who is not an employee of the Company or Foundation currently receives directors' fees of $7,500 per year. Effective September 1996, directors who are employees of the Company or Foundation receive no directors' fees. No fees are paid for committee meetings or to directors of the Company.

EMPLOYMENT AGREEMENT

         Foundation has entered into an employment agreement with Mr. Lazelle (the "Employment Agreement"), effective September 25, 1996. The Employment Agreement provides for a term of three years and salary and performance review by the Board of Directors not less often than annually. The Employment Agreement provides for inclusion of Mr. Lazelle in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible. The Employment Agreement also provides for vacation and sick leave in accordance with Foundation's prevailing policies.

         The Employment Agreement is terminable by Foundation at any time. In the event of termination by Foundation for "just cause," as defined in the Employment Agreement, Mr. Lazelle will have no right to receive any compensation or other benefits for any period after such termination. In the event of termination by Foundation other than (i) for just cause, (ii) at the end of the term of the Employment Agreement or (iii) in connection with a "change of control," as defined in the Employment Agreement, the Employment Agreement entitles Mr. Lazelle to a continuation of salary payments for the remainder of the term of the Employment Agreement and a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of the end of the term of the Employment Agreement or the date Mr. Lazelle becomes employed full-time by another employer.

         The Employment Agreement also contains provisions with respect to the occurrence within six months prior to or one year following a "change of control" of (i) the termination of employment of Mr. Lazelle for any reason other than just cause, retirement or termination at the end of the term of the agreement, or (ii) a constructive termination resulting from change in the capacity or circumstances in which Mr. Lazelle is employed or a material reduction in his responsibilities, authority, compensation or other benefits provided under the Employment Agreement without his written consent. In the event of any such occurrence, Mr. Lazelle will be entitled to payment of an amount equal to three times his then current annual salary. In addition, Mr. Lazelle would be entitled to continued coverage under all benefit plans until the earliest of the end of the term of the Employment Agreement or the date on which he is included in another employer's benefit plans as a full-time employee. The maximum which Mr. Lazelle may receive, however, is limited to an amount which will not result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of Internal Revenue Code of 1986, as amended. A "change of control," as defined in the Employment Agreement, generally refers to the acquisition by any person or entity of the ownership or power to vote 25% or more of the voting stock of Foundation or the Company, the control of the election of a majority of the directors of Foundation or the Company or the acquisition of control, as defined in the regulations of the Office of Thrift Supervision (the "OTS"), of Foundation or the Company.

         The Employment Agreement was reviewed by the Board of Directors at a meeting held on December 15, 1998, pursuant to OTS regulations. The term of the Employment Agreement was extended to expire December 31, 2001. There was no change to the amount of compensation or any other provision of the Employment Agreement.

STOCK OPTION PLAN

         At the 1997 Annual Meeting of Shareholders of the Company, the shareholders approved the Foundation Bancorp, Inc. 1997 Stock Option and Incentive Plan (the "Stock Option Plan"). Pursuant to the Stock Option Plan, 46,288 common shares have been reserved for issuance by the Company upon the exercise of options to be granted to certain directors, officers and employees of Foundation and the Company from time to time under the Stock Option Plan.

         The following table sets forth information regarding all grants of options to purchase common shares of the Company made to Mr. Lazelle during the fiscal year ended June 30, 1999:

                                                  Option/SAR Grants in Last Fiscal Year
                                                          Individual Grants
                         ------------------------------------------------------------------------------------------

                                                     % of Total Options/
                         Number of Securities          SARs Granted to
                         Underlying Options/         Employees in Fiscal       Exercise or Base
Name                       SARs Granted (#)          Year Ended 6/30/99         Price ($/Share)     Expiration Date
----                     --------------------        -------------------       ----------------     ---------------

Laird L. Lazelle               11,500                       35.5%                  $12.50           January 25, 2008


         The following table sets forth information regarding the number and value of unexercised options held by Mr. Lazelle at June 30, 1999:

                                 Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Values
                       -------------------------------------------------------------------------------------------------
                                                                                                Value of Unexercised
                         Shares                         Number of Securities Underlying     In-the-Money Options/SARs at
                       Acquired on        Value       Unexercised Options/SARs at 6/30/99          6/30/99 ($)(1)
Name                   Exercise (#)      Realized           Exercisable/Unexercisable         Exercisable/Unexercisable
----                   ------------      --------     -----------------------------------   ----------------------------

Laird L. Lazelle           -0-             N/A                    8,000/3,500                       $9,000/$3,938

------------------

(1) For purposes of this table, the value of the option was determined by multiplying the number of shares subject to unexercised options by the difference between the $12.50 exercise price and the fair market value of the Company's common shares, which was $13.625 on June 30, 1999, based on the last trade price reported by the National Quotation Bureau.


RECOGNITION AND RETENTION PLAN

         At the 1997 Annual Meeting of Shareholders, the shareholders approved the Foundation Savings Bank Recognition and Retention Plan and Trust Agreement (the "RRP"). The RRP provides for awards of up to 18,515 common shares be made to directors, officers and employees of Foundation. During the 1999 fiscal year, awards were made covering all of the 18,515 shares. The awards have a ten year vesting schedule, commencing July 1, 1999.

CERTAIN TRANSACTIONS WITH FOUNDATION

         Foundation has extended loans to certain of its and the Company's directors and executive officers, their affiliates and members of their families. All such loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons and did not present more than the normal risk of collectibility or other unfavorable features. As of June 30, 1999, there were no loans outstanding to the Company's or Foundation's directors, officers or employees.


              PROPOSAL TWO - RATIFICATION OF SELECTION OF AUDITORS

         The Board of Directors has selected Clark, Schaefer as the auditors of the Company for the current fiscal year and recommends that the shareholders ratify the selection. Management expects that a representative of Clark, Schaefer will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.


                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

         Any qualified shareholder of the Company who intends to submit a proposal to the Company at the 2000 Annual Meeting of Shareholders must submit such proposal to the Company not later than May

29, 2000, to be considered for inclusion in the Company's Proxy Statement and form of Proxy (the "Proxy Materials") relating to that meeting. If a shareholder intends to present a proposal at the 2000 Annual Meeting of Shareholders but has not sought the inclusion of such proposal in the Company's Proxy Materials, and if such proposal is not received by the Company prior to August 11, 2000, the Company's management proxies for the 2000 Annual Meeting will be entitled to use their discretionary voting authority should such proposal then be raised, without any discussion of the matter in the Company's Proxy Materials.

         Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                             By Order of the Board of Directors




Cincinnati, Ohio                             Laird L. Lazelle, President
September 7, 1999

                                 REVOCABLE PROXY

                            FOUNDATION BANCORP, INC.

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                 BOARD OF DIRECTORS OF FOUNDATION BANCORP, INC.

         The undersigned shareholder of Foundation Bancorp, Inc. (the "Company") hereby constitutes and appoints Ruth C. Emden and Ivan J. Silverman, or either one of them, the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the 1999 Annual Meeting of Shareholders of the Company to be held at The Cincinnati Club Building, 30 Garfield Place, Cincinnati, Ohio 45202, on October 19, 1999, at 1:00 p.m., local time (the "Annual Meeting"), all of the shares of the Company which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.       The election of four directors:

         FOR all nominees listed                           WITHHOLD authority to
[  ]     below (except as marked to                [  ]    vote for all nominees
         the contrary below)                               listed below

                                Mardelle Dickhaut
                                Laird L. Lazelle
                                Robert E. Levitch
                               Michael S. Schwartz

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).
-------------------------------------------------------------------------------

         IMPORTANT: PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

2. The approval of the selection of Clark, Schaefer, Hackett & Co. as the auditors of the Company for the current fiscal year.

FOR                        AGAINST                  ABSTAIN
          [  ]                          [  ]                     [  ]


         This Revocable Proxy will be voted as directed by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS REVOCABLE PROXY WILL BE VOTED FOR ALL NOMINEES LISTED AND FOR PROPOSAL 2.

         All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of Annual Meeting of Shareholders of the Company and of the accompanying Proxy Statement is hereby acknowledged.

         NOTE: Please sign your name exactly as it appears on this Proxy. Joint accounts require only one signature. If you are signing this Proxy as an attorney, administrator, agent, corporation, officer, executor, trustee or guardian, etc., please add your full title to your signature.


--------------------------------            ------------------------------------
Signature                                   Signature

--------------------------------            ------------------------------------
Print or Type Name                          Print or Type Name


Dated: __________________________           Dated:______________________________


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. PLEASE DATE, SIGN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.


     IMPORTANT: IF YOU RECEIVE MORE THAN ONE CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.